UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 28, 2016

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15903	72-1100013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300
Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 28, 2016, CARBO Ceramics Inc. (the “Company”) entered into a sales agreement (the “Sales Agreement”) with Cowen and Company, LLC (the “Sales Agent”), pursuant to which the Company may sell, from time to time, the Company’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”), having an aggregate offering price of up to $75,000,000 through the Sales Agent (the “Offering”).

The Common Shares sold in the Offering, if any, will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-211519) filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2016 and declared effective on May 31, 2016, and related prospectus supplement filed with the SEC on July 28, 2016.  Sales of the Common Shares made pursuant to the Sales Agreement, if any, may be sold by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, which includes sales made directly on the New York Stock Exchange, the existing trading market for the Company’s Common Shares, or sales made to or through a market maker other than on an exchange.  The Company intends to use the proceeds from any sales in the Offering for general corporate purposes and working capital needs.

The Company made certain customary representations, warranties and covenants concerning the Company and the Common Shares in the Sales Agreement and also agreed to indemnify the Sales Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended.  A copy of the Sales Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description of the material terms of the Sales Agreement in this Item 1.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.02. Results of Operations and Financial Condition.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 — Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements.

On July 28, 2016, CARBO Ceramics Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing second quarter 2016 earnings.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Pursuant to General Instruction B.2 of Form 8-K, the following exhibits are furnished with this Form 8-K.

10.1	Sales Agreement between CARBO Ceramics Inc. and Cowen and Company, LLC, dated July 28, 2016.
99.1	Press Release, dated July 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: July 28, 2016
	By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sales Agreement between CARBO Ceramics Inc. and Cowen and Company, LLC, dated July 28, 2016.
99.1	Press Release, dated July 28, 2016.